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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (date of earliest event reported): OCTOBER 9, 2001

                                   CONOCO INC.
             (Exact name of registrant as specified in its charter)

         DELAWARE                         1-14521               51-0370352
(State or other jurisdiction of         (Commission           (I.R.S. Employer
       incorporation)                   File Number)         Identification No.)


                          600 NORTH DAIRY ASHFORD ROAD
                              HOUSTON, TEXAS 77079
              (Address of principal executive offices and zip code)


        Registrant's telephone number, including area code: 281-293-1000





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ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS

(c)               Exhibits

            99.1     --  IR Gram dated October 9, 2001


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ITEM 9.           REGULATION FD DISCLOSURE

         Conoco Inc. is hereby furnishing a copy of an IR Gram relating to its commodity price hedging activities which was posted on its web site on October 9, 2001. A copy of the IR Gram is attached hereto as Exhibit 99.1.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                     CONOCO INC.



                                                     By:  /s/ W. David Welch
                                                        ------------------------
                                                              W. David Welch
                                                                 Controller



Date:    October 9, 2001


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                                  EXHIBIT INDEX


EXHIBIT NO.     DESCRIPTION
-----------     -----------
   99.1         --  IR Gram dated October 9, 2001


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